EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made as of the 1st day of September, 2007 (this “Assignment Agreement”), is among SunTrust Mortgage, Inc., as servicer and seller (“SunTrust” or the “Servicer”), Deutsche Bank National Trust Company, not in its individual capacity but solely as trustee on behalf of STARM Mortgage Loan Trust 2007-4 (the “Assignee”), and GS Mortgage Securities Corp., a Delaware corporation, as assignor (the “Assignor”), and is acknowledged by Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer (in such capacity, the “Master Servicer”).

RECITALS

WHEREAS, the Assignor and the Servicer have entered into a certain Sale and Servicing Agreement dated as of September 1, 2007 (the “Sale and Servicing Agreement”), pursuant to which the Assignor has acquired the Mortgage Loans (as defined below);

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the Sale and Servicing Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “AAR Mortgage Loan Schedule”); and

WHEREAS, pursuant to a Master Servicing and Trust Agreement dated as of September 1, 2007 (the “Trust Agreement”), among the Assignor, as depositor, the Assignee, as trustee, SunTrust Bank, as custodian (the “Custodian”), and Wells Fargo, as securities administrator (in such capacity, the “Securities Administrator”) and the Master Servicer, the Assignor will transfer the Mortgage Loans to the Assignee on behalf of the trust fund (the “Trust Fund”), together with the Assignor’s rights under the Sale and Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

Notwithstanding anything to the contrary in the Sale and Servicing Agreement, in the event the Servicer is obligated to make an advance pursuant to the Sale and Servicing Agreement, the aggregate payment due shall be the minimum monthly payment due under the mortgage note, net of servicing fees.

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption. 1) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the Sale and Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s rights and obligations under the Sale and Servicing Agreement (including the representations and warranties made in Section 3.2 and the obligations set forth in Section 3.3 therein), to the extent relating to the Mortgage Loans from and after September 24, 2007, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale and Servicing Agreement from and after September 24, 2007, to the extent relating to the Mortgage Loans; provided, however, it is understood and agreed upon by the parties hereto, that the Assignee shall not be liable for any breach of any obligation, covenant, representation or warranty of the Assignor, or be responsible for any indemnification amounts owed by the Assignor, pursuant to the Sale and Servicing Agreement arising prior to September 24, 2007. The Assignor shall remain liable for its own actions and omissions apart from those assumed by the Assignee.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would operate to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the date of the Sale and Servicing Agreement.

(c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Sale and Servicing Agreement without the joinder of the Assignee with respect to mortgage loans serviced under such Sale and Servicing Agreement but not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

2. Accuracy of the Sale and Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale and Servicing Agreement, (ii) the Sale and Servicing Agreement is in full force and effect as of the date hereof, (iii) the Sale and Servicing Agreement has not been amended or modified in any respect as to the Mortgage Loans, and (iv) no notice of termination has been given to the Servicer under the Sale and Servicing Agreement. The Servicer, in its capacity as seller and servicer under the Sale and Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 2.7 of the Sale and Servicing Agreement are true and correct as of September 24, 2007.

3. Recognition of Assignee; Recognition of Master Servicer; Modifications. 2)From and after the date hereof, (i) the Assignor shall note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) the Assignor shall recognize the Assignee as the owner of the Mortgage Loans and (iii) the Servicer shall, subject to clause (b) below, service the Mortgage Loans for the benefit of the Assignee pursuant to the Sale and Servicing Agreement, as modified hereby. It is the intention of the Assignor, the Servicer and the Assignee through the execution of this Assignment Agreement that the Sale and Servicing Agreement shall be binding upon, and inure to the benefit of, the Assignee and its successors and assigns as to the Mortgage Loans.

(b) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Sale and Servicing Agreement) will be subject to the supervision of the Master Servicer (except that the Master Servicer shall not be responsible for supervising the servicing of defaulted Mortgage Loans and REO Properties) and that the Master Servicer, acting on behalf of the Assignee as the owner of the Mortgage Loans, shall have the same rights as were assigned by the Assignor, in its capacity as the original purchaser under the Sale and Servicing Agreement, assigned by the Assignor to the Assignee, on behalf of the Trust Fund, hereunder.

(c) [Reserved]

(d) All reports, notices and other written information as to the Mortgage Loans required to be delivered to the Assignee, as the successor in interest to the Assignor under the Sale and Servicing Agreement, shall also be delivered to the Master Servicer at the address set forth in Section 8 hereof. All remittances required to be made to the Assignee, as the successor in interest to the Assignor under the Sale and Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

Wells Fargo Bank, N.A.
ABA# 121000248
For credit to: SAS Clearing
Acct #: 3970771416
FFC to: STARM 2007-4 Acct# 53177300

Notwithstanding anything to the contrary in the Sale and Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format set forth in Exhibit 3 and Exhibit 4 hereto and (c) information regarding the realized losses and gains in the format set forth in Exhibit 5 and Exhibit 6 hereto, in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants as follows:

(a) Authority. The Assignee is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

(b) Enforceability. This Assignment Agreement has been duly authorized, executed and delivered by the Assignee and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants as follows:

(a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Sale and Servicing Agreement and this Assignment Agreement.

(b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

6. Continuing Effect. Except as contemplated hereby, the Sale and Servicing Agreement shall remain in full force and effect in accordance with its respective terms.

7. Governing Law. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

8. Notices. Any notices or other communications permitted or required hereunder or under the Sale and Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by facsimile and confirmed by a similar mailed writing, to:

(a)	in the case of the Servicer,

SunTrust Mortgage, Inc.
1001 Semmes Avenue
Richmond, Virginia 23224
Attention: Annette Holman-Foreman
Telephone (804) 291-0262
Facsimile: (804) 291-0950

or such address as may hereafter be furnished by the Servicer;

(b)	in the case of the Assignee,

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, CA 92705-4934
Attention: STARM 2007-4
Facsimile: (714) 247-6470

or such other address as may hereafter be furnished by the Assignee; and

(c)	in the case of the Assignor,

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention: Michelle Gill
Facsimile: (212) 902-3000

or such other address as may hereafter be furnished by the Assignor, and

(d)	in the case of the Master Servicer,

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046
Attention: Client Manager (STARM 2007-4)
(or in the case of overnight deliveries,
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager (STARM 2007-4))
Telephone: (410) 884-2000
Facsimile: (410) 715-2380

or such other address as may hereafter be furnished by the Master Servicer.

9. Amendment to the Sale and Servicing Agreement. In connection with the transfer of the Mortgage Loans hereunder, the Servicer agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to the Sale and Servicing Agreement, provided that, solely with respect to the Mortgage Loans transferred hereunder, the following modifications shall be made:

(a) Section 12.2 (“Amendment”) of the Sale and Servicing Agreement is hereby amended by replacing it with the following:

This Agreement may be amended from time to time by the Purchaser, the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein or in the Prospectus Supplement, (iii) to add to the duties of the Purchaser, the Company, the Trustee or the Master Servicer, (iv) to add any other provisions with respect to matters or questions arising hereunder, (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement, or (vi) to appoint a special servicer pursuant to Section 11.4 in this Agreement; provided that any action pursuant to clause (iv), (v) or (vi) above shall not, as evidenced by an Opinion of Counsel addressed to the Trustee and Master Servicer (which Opinion of Counsel shall be an expense of the party requesting the amendment), adversely affect in any material respect the interests of any Certificateholder; provided, however, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Purchaser, the Company, the Trustee and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC created under this Agreement as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel addressed to the Trustee and the Master Servicer, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code. In addition, this Agreement may be amended from time to time by the Purchaser, the Company, the Master Servicer and the Trustee without the consent of the Certificateholders to comply with the provisions of Regulation AB.

This Agreement may also be amended from time to time by the Purchaser, the Company, the Master Servicer and the Trustee, and with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in the preceding clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

Notwithstanding any contrary provision of this Agreement, the Trustee and the Securities Administrator shall not consent to any amendment to this Agreement (other than pursuant to the second preceding paragraph) unless it shall have first received an Opinion of Counsel addressed to the Trustee and the Securities Administrator, which opinion shall not be an expense of the Trustee, the Securities Administrator or the Trust Fund, to the effect that such amendment is permitted hereunder and will not cause the imposition of any tax under the REMIC Provisions on any REMIC or the Certificateholders or cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Securities Administrator shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section 12.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe.

Nothing in this Agreement shall require the Trustee or the Securities Administrator to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee, the Securities Administrator or the Trust Fund), satisfactory to the Securities Administrator that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 12.2. Notwithstanding anything to the contrary in this Section 12.2, the Trustee, the Securities Administrator, the Master Servicer and the Company shall reasonably cooperate with the Purchaser and its counsel to enter into such amendments or modifications to the Agreement as may be necessary to comply with Regulation AB and any interpretation thereof by the Commission; provided, that at all times the parties to this Agreement shall comply with Regulation AB.

10. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11. Definitions. Any capitalized term used but not defined in this Assignment Agreement shall have the meaning assigned thereto in the Sale and Servicing Agreement.

12. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely as Assignee on behalf of STARM Mortgage Loan Trust 2007-4, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by the Assignee is made and intended for the purpose of binding only the STARM Mortgage Loan Trust 2007-4, (iii) nothing herein contained shall be construed as creating any liability on the part of Deutsche Bank National Trust Company, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of the STARM Mortgage Loan Trust 2007-4, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the STARM Mortgage Loan Trust 2007-4 under this Agreement, the Trust Agreement or any related document.

13. Third Party Beneficiary. The Master Servicer and Certificateholders shall be considered Third-Party Beneficiaries of this Assignment entitled to all rights and benefits hereof as if they were a direct party to this Assignment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:
DEUTSCHE BANK NATIONAL TRUST COMPANY
not in its individual capacity but solely as trustee on
behalf of STARM Mortgage Loan Trust 2007-4

By: /s/ Mei Nghia
Name: Mei Nghia
Title: Authorized Signer

ASSIGNOR:
GS MORTGAGE SECURITIES CORP.

By: /s/ Greg Finck
Name: Greg Finck
Title: Vice President

SERVICER:
SUNTRUST MORTGAGE, INC.

By: /s/ Annette Holman-Foreman
Name: Annette Holman-Foreman
Title: Vice President

Acknowledged by:

MASTER SERVICER:
WELLS FARGO BANK, N.A.

By: /s/ Martin Reed
Name: Martin Reed
Title: Vice President

EXHIBIT 1

AAR MORTGAGE LOAN SCHEDULE

[To be retained in a separate closing binder entitled “STARM 2007-4 Mortgage Loan Schedules”
at the Washington D.C. Offices of McKee Nelson LLP]

1-1

EXHIBIT 2

SALE AND SERVICING AGREEMENT

2-1

EXHIBIT 3

Standard File Layout - Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

3-1

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, 60=PIF, 63=Substitution, 65=Repurchase, 70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

3-2

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

3-3

EXHIBIT 4

Standard File Layout - Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY

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Column/Header Name	Description	Decimal	Format Comment
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA

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Column/Header Name	Description	Decimal	Format Comment
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
•	ASUM- Approved Assumption
•	BAP- Borrower Assistance Program
•	CO- Charge Off
•	DIL- Deed-in-Lieu
•	FFA- Formal Forbearance Agreement
•	MOD- Loan Modification
•	PRE- Pre-Sale
•	SS- Short Sale
•	MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

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The Property Condition field should show the last reported condition of the property as follows:
•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

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Exhibit 2: Standard File Codes - Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

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EXHIBIT 5

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.
Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:
* For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
* For escrow advances - complete payment history
(to calculate advances from last positive escrow balance forward)
* Other expenses -  copies of corporate advance history showing all payments
* REO repairs > $1500 require explanation
* REO repairs >$3000 require evidence of at least 2 bids.
* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate
* Unusual or extraordinary items may require further documentation.
13.	The total of lines 1 through 12.

Credits:
14-21.	Complete as applicable. Required documentation:
* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
Letter of Proceeds Breakdown.
* Copy of EOB for any MI or gov't guarantee
* All other credits need to be clearly defined on the 332 form
22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

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Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

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EXHIBIT 6

Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.
CALCULATION OF REALIZED LOSS/GAIN

Prepared by: __________________   Date: _______________
Phone: ______________________ Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________
Borrower's Name:________________________________________________________
Property Address:________________________________________________________________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes	________________	(5)
(6)	Property Maintenance	________________	(6)
(7)	MI/Hazard Insurance Premiums	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	$________________	(12)
	Cash for Keys__________________________	________________
	HOA/Condo Fees_______________________	________________
	______________________________________	________________
	______________________________________	________________
	Total Expenses	$ _______________	(13)
Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________	(15)
(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________	(17)
(18)	Primary Mortgage Insurance Proceeds	________________	(18)
(19)	Pool Insurance Proceeds	________________	(19)
(20)	Proceeds from Sale of Acquired Property	________________	(20)
(21)	Other (itemize)	________________	(21)

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_________________________________________	_________________
_________________________________________	_________________
Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)	$________________	(23)

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